July 27, 2006

Supplement

SUPPLEMENT DATED JULY 27, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY SPECIAL GROWTH FUND
Dated June 30, 2006

The second, third and fourth paragraphs of the section of the Prospectus titled ‘‘Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are David S. Cohen and Dennis P. Lynch, Managing Directors of the Investment Adviser, and Sam G. Chainani and Alexander T. Norton, Executive Directors of the Investment Adviser.

Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Fund in October 2002. Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Fund in October 2002. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Fund in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Fund in July  2005.

Mr. Cohen is the lead portfolio manager of the Fund. Messrs. Lynch, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SMPSPT1